REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Ford Life Insurance Company:

We have reviewed the condensed balance sheet of Ford Life Insurance Company at September 30, 1995, and the related condensed statements of income and cash flows for the nine-month periods ended September 30, 1995 and 1994. These financial statements are the responsibility of the company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying condensed financial statements for them to be in conformity with generally accepted accounting principles.

We have previously audited, in accordance with generally accepted auditing standards, the balance sheet at December 31, 1994 and the related statements of income and of earnings retained for use in the business and cash flows for the year then ended (not presented herein); and in our report dated January 27, 1995, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed balance sheet at December 31, 1994 is fairly stated in all material respects in relation to the balance sheet from which it has been derived.


/s/ Coopers & Lybrand L.L.P.

Coopers & Lybrand L.L.P.

Detroit, Michigan
November 28, 1995

FORD LIFE INSURANCE COMPANY
CONDENSED STATEMENT OF INCOME
for the periods ended September 30, 1995 and 1994
(in thousands)



                                                         NINE             NINE
                                                        MONTHS           MONTHS
                                                        ENDED            ENDED
                                                       SEP 30,           SEP 30,
                                                        1995              1994
                                                      --------          --------
                                                             (Unaudited)
Revenues
  Premiums earned                                     $ 29,081         $ 30,404
  Interest income                                      163,126          118,851
  Net (loss) gain on sales of investments               (9,726)          (8,616)
  Other income                                           4,743            5,058
                                                      --------         --------
    Total revenues                                     187,224          145,697
                                                      --------         --------
Expenses
  Losses incurred                                       13,647           16,144
  Amortization of deferred acquisition costs            27,323           16,287
  Interest credited on annuities                       130,328           80,175
  Other expenses                                        19,075           14,708
                                                      --------         --------

    Total expenses                                     190,373          127,314
                                                      --------         --------
    (Loss) income before income taxes                   (3,149)          18,383

Provision for income taxes                                 657            6,754
                                                      --------         --------

    Net (loss) income                                 $ (3,806)        $ 11,629
                                                      ========         ========

The accompanying notes are an integral part of the financial statements.

FORD LIFE INSURANCE COMPANY
CONDENSED BALANCE SHEET
(in thousands)

                                                                                SEP 30,                 DEC 31,
                            ASSETS                                               1995                    1994
                                                                              -----------            -------------
                                                                              (Unaudited)
Cash and cash equivalents                                                    $    112,077            $    212,195
Investment securities
  Available for sale, at market                                                 2,979,486               2,376,237
  Held to maturity, at amortized cost                                               2,097                   2,102
Investment income due and accrued                                                  45,122                  42,834
Reinsurance balances and other assets                                             148,309                 159,780
Deferred income taxes                                                              16,907                  68,723
Deferred acquisition costs                                                        156,677                 201,764
                                                                             ------------            ------------

    Total assets                                                             $  3,460,675            $  3,063,635
                                                                             ============            ============

             LIABILITIES AND STOCKHOLDER'S EQUITY


Liabilities
  Unearned premiums                                                          $    156,196            $    163,181
  Annuity contracts                                                             2,998,216               2,726,576
  Unpaid losses                                                                    47,891                  50,170
  Accounts payable and other liabilities                                           37,294                  12,113
                                                                             ------------            ------------

    Total liabilities                                                           3,239,597               2,952,040

Stockholder's equity
  Capital stock, par value $12.50 a share, 200,000 shares authorized,
      issued and outstanding                                                        2,500                   2,500
  Paid-in surplus (contribution by stockholder)                                    21,859                  21,859
  Unrealized gain (loss) on investments, net of taxes                               3,010                (109,587)
  Foreign currency translation adjustments                                         (1,848)                 (2,540)
  Earnings retained for use in the business                                       195,557                 199,363
                                                                             ------------            ------------

    Total stockholder's equity                                                    221,078                 111,595
                                                                             ------------            ------------

    Total liabilities and stockholder's equity                               $  3,460,675            $  3,063,635
                                                                             ============            ============

The accompanying notes are an integral part of the financial statements.

FORD LIFE INSURANCE COMPANY
CONDENSED STATEMENT OF CASH FLOWS
for the periods ended September 30, 1995 and 1994
(in thousands)



                                                                                          NINE                  NINE
                                                                                         MONTHS                MONTHS
                                                                                         ENDED                 ENDED
                                                                                         SEP 30,               SEP 30,
                                                                                          1995                  1994
                                                                                      ------------          ------------
                                                                                                  (Unaudited)
Cash flows from operating activities
  Cash flows from operating activities before loss on sale of investments
      in securities                                                                   $    101,538          $    28,569
  Loss on sale of investments in securities                                                  9,726                8,616
                                                                                      ------------          -----------
    Net cash provided by operating activities                                              111,264               37,185
                                                                                      ------------          -----------

Cash flows from investing activities
  Acquisition of investments, available for sale                                        (2,241,991)          (2,406,947)
  Proceeds from investments sales and maturities, available for sale                     1,856,914            1,660,897
                                                                                      ------------          -----------

    Net cash used in investing activities                                                 (385,077)            (746,050)
                                                                                      ------------          -----------

Cash flows from financing activities
  Receipts from annuity contracts                                                          289,323              824,804
  Payment of annuity benefits                                                             (115,628)             (68,494)
                                                                                      ------------          -----------

    Net cash provided by financing activities                                              173,695              756,310
                                                                                      ------------          -----------

Net increase in cash and cash equivalents                                                 (100,118)              47,445

Cash and cash equivalents, January 1                                                       212,195              106,781
                                                                                      ------------          -----------

Cash and cash equivalents, September 30                                               $    112,077          $   154,226
                                                                                      ============          ===========

The accompanying notes are an integral part of the financial statements.

FORD LIFE INSURANCE COMPANY
FOOTNOTES TO CONDENSED FINANCIAL STATEMENTS

1. Ford Life Insurance Company ("FLIC") is a wholly owned subsidiary of The American Road Insurance Company ("TARIC"). TARIC is a wholly owned subsidiary of Ford Holdings, Inc. which is a controlled subsidiary of Ford Motor Company.

2. The financial data presented herein are unaudited, but in the opinion of management reflect all normal and recurring adjustments necessary for fair presentation of such information.

3. The year-end condensed balance sheet data was derived from audited financial statements, but does not include all disclosures required by generally accepted accounting principles.

4. Subsequent to September 30, 1995, TARIC agreed to sell FLIC to SunAmerica ("Sun") for cash of $172.5 million. It is anticipated that this transaction will close in the first quarter of 1996. Prior to closing, all of FLIC's lines of business, except for annuities, will be ceded (reinsured) with other subsidiaries of TARIC. As of September 30, 1995, FLIC's balance sheet and income statement reflect the following assets, liabilities, equity, revenues and expenses related to the business which will be ceded:


                                                                                               SEPTEMBER 30,
                                                                                                   1995
                                                                                              (000s omitted)
                                                                                              --------------
         Total assets                                                                            $142,000
         Total liabilities                                                                         84,324
         Total equity                                                                              57,676
         Total revenues                                                                            35,228
         Total expenses                                                                            37,308
